                                                                     EXHIBIT 4.1


        [SYMBOL]                     VIVUS                [SYMBOL]

INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                   AND STATEMENT AS TO THE RIGHTS,
                                            PREFERENCES AND PRIVILEGES OF SHARES

                                            CUSIP 928551     10     0

THIS CERTIFIES THAT



                                      LOGO



IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                                   VIVUS, INC.

transferable on the Books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and sealed with a facsimile of its corporate seal.

Dated:

/s/ Leland F. Wilson                                                      Countersigned and Registered:
-------------------------------------                CORPORATE            Harris Trust Company of California
PRESIDENT AND CHIEF EXECUTIVE OFFICER                   SEAL              Transfer Agent and Registrar


/s/ Mario M. Rosati                                                       By:
-------------------------------------                                        ---------------------------------
SECRETARY                                                                 Authorized Signature

                                                                  EXHIBIT 4.1


                                   VIVUS, INC.

     The Corporation is authorized to issue two classes of stock, Common Stock and Preferred Stock. The Board of Directors of the Corporation has the authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Corporation and upon the holders thereof as established, from time to time, by the Articles of Incororation of the Corporation and by any certificate of determination, may be obtained by any shareholder hereof upon request and without charge from the Corporation at its offices in Menlo Park, CA.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM    -- as tenants in common                     UNIF GIFT MIN ACT --                             Custodian
                                                                            ----------------------------          ------------------
TEN ENT    -- as tenants by the entireties                                             (Cust)                           (Minor)
JT TEN     -- as joint tenants with right of                                under Uniform Gifts to Minors
              survivorship and not as tenants in                            Act
              common                                                            ------------------------
                                                                                         (State)
                                                       UNIF TRF MIN ACT  --                              Custodian (until age      )
                                                                            -----------------------------                     -----
                                                                                        (Cust)
                                                                                                         under Uniform Transfers
                                                                            -----------------------------
                                                                                       (Minor)
                                                                            to Minors Act
                                                                                          ---------------------------------------
                                                                                                           (State)

     Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED
                       -------------------------------------------------------
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
     OF ASSIGNEE

-----------------------------

-----------------------------


--------------------------------------------------------------------------------
    (Please PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------------

                           X
                             ---------------------------------------------------
                           X
                             ---------------------------------------------------

                    NOTICE:
                            THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



       Signature(s) Guaranteed:
                                ------------------------------------------------
                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                STOCKBROKERS SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Vivus, Inc. and the Harris Trust Company of California as the Rights Agent, dated as of February 13, 1996, as amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Vivus, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer by evidenced by this certificate. Vivus, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.